SEMI-ANNUAL
REPORT

MAY 31, 1998

FRANKLIN PRINCIPAL MATURITY TRUST

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Charles B. Johnson
President
Franklin Principal Maturity Trust


Contents

Shareholder Letter  .............................      1
Manager's Discussion  ...........................      3
Performance Summary  ............................      5
Financial Highlights &
Statement of Investments  .......................      7
Financial Statements  ...........................     12
Notes to
Financial Statements  ...........................     15

Shareholder Letter

Dear Shareholder:

It is a pleasure to bring you Franklin Principal Maturity Trust's semi-annual report for the period ended May 31, 1998.

Interest rate stability characterized the Trust's reporting period. The Federal Reserve Board met in late March, and again in May, and left its overnight target rate unchanged at 5.50%. This rate has only changed once since January 1996. Investors and traders waited for evidence that either the economy would slow down because of Asian problems and push rates lower; or that inflation would increase, based on current economic strength, and push rates higher. Neither event occurred. The yield on the 30-year U.S. Treasury bond varied between 6.14% and 5.70% during the six-month reporting period. The Consumer Price Index (CPI), a widely used measure of inflation, continued to trend downward. The CPI's annualized increase for April 1998 was 2.24%, a surprisingly favorable showing considering the U.S. economy is in its seventh consecutive year of expansion.

The U.S. economy remained strong as measured by 1998's first quarter, annualized Gross Domestic Product gain of 4.8%. Investors also reacted favorably to first quarter corporate earnings and pushed stock prices generally higher in May. Although overall corporate earnings increases were lower than in recent quarters, they generally exceeded expectations.

On April 6, the Dow Jones(R) Industrial Average (the Dow) broke 9000, closing at its highest point in history.* The Dow stood at 8899.95 on May 31, 1998, up from its November 30 level of 7823.13. Along the way, it fluctuated considerably, dropping 222.20 points on January 9, rising to a high of 9211.84 on May 13, and suffering a 150.71 point decline on May 26. Although small changes in percentage terms, these examples of short-term volatility prompt us to remind investors of the importance of investing for the long term. Patience and discipline continue to be keys to successful investing.

We encourage you to consult an investment representative when planning your financial future. He or she can address concerns about volatility, and help you stay focused on the long term, while diversifying your investments. Mutual funds offer a level of diversification that is almost impossible for individuals to achieve on their own.

As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years to come.

Sincerely,
Charles B. Johnson
President
Franklin Principal Maturity Trust

*The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks.

Manager's Discussion



Your Trust's Objective: Franklin Principal Maturity Trust's primary objective is to manage a portfolio of securities with the goal of returning $10.00 per share to investors on or shortly before May 31, 2001, while providing high monthly income. No assurances can be made that the Trust will achieve this goal.

We are pleased to report that your fund generated a cumulative total return of +12.02%, based on its change in market price on the New York Stock Exchange during the six-month period ended May 31, 1998.

With the Trust's primary objective -- a net asset value of $10.00 per share by May 2001 -- attained last fall, we moved to reduce the Trust's investment risk profile while seeking to maintain a high level of monthly income. During the past six months, we raised cash levels, from less than 4% to 27% of total net assets, by selling corporate bonds and stocks that we felt were fully valued. In addition, the Trust no longer uses leverage to enhance its portfolio. During the reporting period, the fund made dividend payments totaling $0.3419 per share.

Two of our equity positions that showed robust performance were cement producer Lone Star Industries and department store operator Proffitt's. Lone Star thrived thanks to strong demand in the booming building sector and a tight domestic cement supply. Cement price increases and improvements in its production capacity helped Lone Star beat first quarter 1998 earnings expectations by a substantial margin. The market also rewarded Proffitt's success in improving gross margins and lowering expenses, which helped the company to achieve strong first quarter results. The department store operator also reaped benefits from several successful acquisitions. The Trust took advantage of these two stocks' recent strength, selling a portion at a profit.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

You will find a complete listing of the Trust's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page x of this report.

Unfortunately, not every position can be as positive. One disappointment was the American Rice bond holding, which went into default during the period under review.

Looking ahead, we intend to focus on maintaining the Trust's portfolio, in preparation for its eventual liquidation or transfer at or near $10.00 per share. With this in mind, we will move toward more conservative and liquid positions.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Trust's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Performance Summary

Dividend Distributions
12/1/97 - 5/31/98

                                      Dividend
Month                                 per share
December                            5.0 cents*
January                             4.5 cents
February                            4.5 cents
March                               4.5 cents
April                               4.5 cents
May                                 11.19 cents**
Total                               34.19 cents

*Includes an additional 0.5 cents to meet excise tax requirements. **Includes an additional 6.69 cents to meet sub-chapter M requirements.

The share price of Franklin Principal Maturity Trust on the New York Stock Exchange (NYSE) increased 75 cents, from $9.125 on November 30, 1997, to $9.875 on May 31, 1998. The Trust's net asset value per share decreased one cent, from $10.23, to $10.22 for the same period.

During the reporting period, the Trust made income distributions totaling 34.19 cents ($0.3419) per share. Distributions will vary based on the Trust's income, and past distributions are not indicative of future trends.

Based on an annualization of May's regular monthly per-share dividend of 4.5 cents ($0.045) and the NYSE closing price of $9.875 on May 31, 1998, the Trust's distribution rate was 5.47%.

Franklin Principal Maturity Trust reported a +12.02% cumulative total return for the six-month period ended May 31, 1998. Total return reflects the change in the Trust's share price on the NYSE. Based on the change in net asset value (as opposed to market price), the six-month total return for the same period was 3.37%. All total returns assume the reinvestment of dividends and capital gains at market price on the reinvestment date.

We urge you to view your investment in Franklin Principal Maturity Trust with a long-term perspective. As the table on page 6 shows, the Trust reported a cumulative total return of 139.72%, based on net asset value, since its inception on January 19, 1989.

Periods ended 5/31/98
                                                            Since
                                                            Inception
                                        1-Year   5-Year     (1/19/89)
---------------------------------------------------------------------
Cumulative Total Return1
 Based on change in net asset value     18.85%  70.58%      139.72%
 Based on change in market price        20.39%  79.36%      111.46%
Average Annual Total Return1
 Based on change in net asset value     18.85%  11.27%      9.88%
 Based on change in market price        20.39%  12.39%      8.41%
Distribution Rate2                      5.47%

1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions at market price on the reinvestment date.
2. Distribution rate is based on the annualization of May's regular 4.5 cent per share monthly dividend and the New York Stock Exchange closing price of $9.875 on May 31, 1998.

Franklin Principal Maturity Trust
Financial Highlights



                                                    Six Months Ended
                                                       May 31, 1998                       Year ended November 30
                                                                       ----------------------------------------------
                                                       (unaudited)     1997       1996       1995       1994     1993
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $10.23      $9.56      $8.54      $7.70      $9.62     $8.09
                                                        --------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................       0.29       0.57       0.56       0.52       0.54      0.52
 Net realized and
 unrealized gains (losses) ..........................       0.04       0.65       1.00       0.91      (1.77)     1.57
                                                        --------------------------------------------------------------
Total from investment operations ....................       0.33       1.22       1.56       1.43      (1.23)     2.09
                                                        --------------------------------------------------------------
Less distributions from:
 Net investment income ..............................      (0.29)     (0.55)     (0.53)     (0.59)     (0.59)    (0.52)
 In excess of net investment income .................      (0.05)     --         (0.01)     --         --        (0.04)
 Net realized gains .................................      --         --         --         --         (0.10)    --
                                                        --------------------------------------------------------------
Total distributions .................................      (0.34)     (0.55)     (0.54)     (0.59)     (0.69)    (0.56)
                                                        --------------------------------------------------------------
Net asset value, end of period ......................     $10.22     $10.23      $9.56      $8.54      $7.70     $9.62
                                                        ==============================================================
Market value, end of period  ........................      $9.875     $9.125     $8.250     $7.500     $7.125    $8.500
                                                        ==============================================================
Total return
 [based on market value per share]* .................      12.02%     17.62%     17.69%     14.21%     (8.50%)   21.17%
Ratios/supplemental data
Net assets, end of period (000's) ...................     $209,095   $209,231   $195,623   $174,805   $157,508  $196,895
Ratios to average net assets:
 Expenses ...........................................       0.59%***   3.03%      3.06%      3.32%      2.60%     2.98%
 Net investment income ..............................       5.61%***   5.98%      6.20%      6.33%      5.86%     5.74%
Portfolio turnover rate .............................       2.86%     15.79%     27.37%     30.57%     45.19%    70.91%
Average commission rate paid** ......................      $0.0561    $0.0600    $0.0564    --         --        --
Total senior securities
 outstanding at end of period
 (000 omited) ......................................       --         --        $84,102    $70,727     $75,146   $83,920
Asset coverage per
 $1,000 of senior securities ........................      --         --         $3,326      $3,472     $3,096    $3,346

 Based on the last sale on the New York Stock Exchange.

*Total return is not annualized.
**Relates to purchases and sales of equity securities. Prior to November 30, 1996 disclosure of average commission rate was not required.
***Annualized.

Franklin Principal Maturity Trust
Statement of Investments, May 31, 1998 (unaudited)

                                                                                SHARES/
                                                                                WARRANTS            VALUE
------------------------------------------------------------------------------------------------------------
     Long Term Investments 73.5%
     Common Stocks & Warrants 20.9%
     Aerospace/Defense 7.4%

    aLadish Co., Inc. .............................................            357,333        $    5,270,662
    aLadish Co., Inc., warrants ...................................                149            10,109,601
    aSabreliner Corp., warrants ...................................              5,000                25,000
                                                                                               -------------
                                                                                                  15,405,263
                                                                                               -------------
     Chemicals
    aLanesborough Corp. ...........................................              4,942                    49
                                                                                               -------------
     Commercial Services 1.7%
    aEmcor Group, Inc. ............................................            177,991             3,548,696
                                                                                               -------------
     Electronics
    aAmpex Group, Inc. ............................................             27,620                62,145
                                                                                               -------------
     Food, Beverage & Tobacco .1%
     Brooke Group Ltd. ............................................             29,385               293,850
                                                                                               -------------
     Forest/Paper Products .2%
    aWTD Industries, Inc. .........................................            357,221               424,200
                                                                                               -------------
     Industrial 5.8%
     Lone Star Industries, Inc. ...................................            160,075            12,035,639
                                                                                               -------------
     Retail 4.9%
     Proffitt's Inc. ..............................................            260,392            10,220,386
                                                                                               -------------
     Utilities .8%
    aEl Paso Electric Co. .........................................            168,677             1,602,432
                                                                                               -------------
     Wireless/Telecommunications .1%
    aInternational Wireless Communication, warrants ...............             13,500                60,750
     Loral Orion Network System, warrants .........................              5,500                66,188
                                                                                               -------------
                                                                                                     126,938
                                                                                               -------------
     Total Common Stocks & Warrants (Cost $11,079,339) ............                               43,719,598
                                                                                               -------------
     Preferred Stocks 2.3%
     Cable Television 2.0%
    aCSC Holdings Inc., Series M, 11.125% pfd., PIK ...............             36,008             4,167,926
                                                                                               -------------
     Telecommunications .3%
     Nortel, Inversora, SA, pfd., Series B ........................             20,000               540,000
                                                                                               -------------
     Total Preferred Stocks (Cost $3,150,782) .....................                                4,707,926
                                                                                               -------------

Franklin Principal Maturity Trust
Statement of Investments, May 31, 1998 (unaudited) (cont.)
                                                                             PRINCIPAL
                                                                              AMOUNT*                VALUE
------------------------------------------------------------------------------------------------------------
  Bank Debt 2.4%
     Wheeling Pittsburg Corp., Term Loan, 9.0625%,
 floating rate, 11/15/06 (Cost 4,975,000) .........................       $  5,000,000        $    5,000,000
                                                                                              --------------
     Corporate Bonds 11.8%
     Aerospace/Defense .5%
     Sabreliner Corp., senior notes, 12.50%, 4/15/03 ..............          1,000,000             1,055,000
                                                                                              --------------
     Automotive .4%
  a,cHarvard Industries, Inc., senior notes, 12.00%, 7/15/04 ......          2,000,000               855,000
                                                                                              --------------
     Chemicals 2.2%
     Huntsman Corp., senior sub. floating rate notes,
 144A, 9.0937%, 7/01/07 ...........................................          1,500,000             1,509,375
  a,cLanesborough Corp., senior notes, 10.00%, 4/15/00 ............          7,700,000             3,003,000
                                                                                              --------------
                                                                                                   4,512,375
                                                                                              --------------
     Consumer Products 4.4%
     Liggett Group, senior notes, Series C, 19.75%, 2/01/99 .......          2,000,000             1,660,000
     Liggett Group, senior secured notes,
 Series C, 19.75%, 2/01/99 ........................................             74,000                61,420
     Liggett Group, S.F., senior notes, 11.50%, 2/01/99 ...........          3,750,000             2,850,000
     Remington Products Co., L.L.C., Series B,
 senior sub. notes, 11.00%, 5/15/06 ...............................          5,000,000             4,662,500
                                                                                              --------------
                                                                                                   9,233,920
                                                                                              --------------
     Food & Beverage 1.8%
  a,cAmerican Rice, Inc., mortgage,
 secured notes, 13.00%, 7/31/02 ...................................          5,000,000             3,825,000
                                                                                              --------------
     Food Retailing .1%
a,c  Almacs, Inc., senior sub. notes,
 PIK, 11.50%, 11/19/04 ............................................          2,528,000               202,240
                                                                                              --------------
     Gaming & Leisure 2.4%
  a,cHarrah's Jazz Co.,
 first mortgage, 14.25%, 11/15/01 .................................         15,000,000             5,100,000
                                                                                              --------------
     Total Corporate Bonds (Cost $34,787,439) .....................                               24,783,535
                                                                                              --------------
     Foreign Government Bonds .3%
     ESCOM, E168, utility deb. (South Africa),
 11.00%, 6/01/08 (Cost $1,044,805) ................................       4,350,000ZAR               702,614
                                                                                              --------------
     Zero Coupon Bonds 35.8%
     FICO Strips, 3/07/01 .........................................         10,850,000             9,261,658
     FICO Strips, 4/06/01 .........................................         12,520,000            10,634,676
     FICO Strips, 5/02/01 .........................................          5,211,000             4,407,047
     FICO Strips, 5/11/01 .........................................          1,116,000               942,407
     FICO Strips, 5/30/01 .........................................          5,253,000             4,422,527
     FNMA Strips, 2/01/01 .........................................          7,348,000             6,318,347
     GTC Trust Certificates-Israel, Series 1D, 5/15/01 ............          8,100,000             6,863,073
     GTC Trust Certificates-Israel, Series 2F, 5/15/01 ............         27,226,000            23,068,399
     International Wireless Communication,
 senior disc. notes, 8/15/01 ......................................         13,500,000             4,590,000
     Orion Network Systems, Inc., units, zero
 coupon to 1/15/02, 12.50%, thereafter, 1/15/07 ...................          5,500,000             4,276,249
                                                                                              --------------
     Total Zero Coupon Bonds (Cost $77,456,771) ...................                               74,784,383
                                                                                              --------------
     Total Long Term Investments (Cost $132,494,136) ..............                              153,698,056
                                                                                              --------------

Franklin Principal Maturity Trust
Statement of Investments, May 31, 1998 (unaudited) (cont.)
                                                                           PRINCIPAL
                                                                             AMOUNT*                VALUE
------------------------------------------------------------------------------------------------------------
  b  Repurchase Agreement 27.2%
     Joint Repurchase Agreement,
     5.521%, 6/01/98 (Maturity Value $56,799,498)
     (Cost $56,773,378) ................................................   $56,773,378         $  56,773,378
      BancAmerica Robertson Stephens (Maturity Value $2,462,256)
      Barclays Capital Group, Inc. (Maturity Value $5,692,446)
      Bear Stearns Securities Corp. (Maturity Value $3,105,228)
      BT Alex Brown, Inc. (Maturity Value $5,692,446)
      Chase Securities, Inc. (Maturity Value $5,692,446)
      Donaldson, Lufkin & Jenrette Securities Corp.
      (Maturity Value $5,692,446)
      Dresdner Kleinwort Benson, North America, L.L.C.
      (Maturity Value $5,692,446)
      Greenwich Capital Markets, Inc. (Maturity Value $5,692,446)
      Paribas Corp. (Maturity Value $5,692,446)
      SBC Warburg Dillon Read, Inc. (Maturity Value $5,692,446)
      UBS Securities, L.L.C. (Maturity Value $5,692,446)
       Collateralized by U.S. Treasury Bills & Notes
                                                                                               -------------
     Total Investments (Cost $189,267,514) 100.7%                                                210,471,434
     Other Assets, less Liabilities (.7%)                                                        (1,376,248)
                                                                                               -------------
     Net Assets 100.0%                                                                          $209,095,186
                                                                                               =============
     CURRENCY ABBREVIATIONS:
     ZAR - South African Rand

*Securities traded in U.S. dollars unless otherwise stated.
aNon-income producing.
bSee Note 1 regarding joint repurchase agreement.
cSee Note 6 regarding defaulted securities.

Franklin Principal Maturity Trust
Financial Statements
Statement of Assets and Liabilities
May 31, 1998 (unaudited)

Assets
 Investments in securities, at value (cost $132,494,136) ...      153,698,056
 Repurchase agreements, at value and cost ..................       56,773,378
 Receivables from dividends and interest ...................          984,696
 Other assets ..............................................           28,004
                                                                 ------------
     Total assets ..........................................      211,484,134
                                                                 ------------
Liabilities
 Payables to affiliates ....................................           79,433
 Distributions to shareholders .............................        2,289,765
 Other liabilities .........................................           19,750
                                                                 ------------
     Total liabilities .....................................        2,388,948
                                                                 ------------
      Net assets, at value .................................     $209,095,186
                                                                 ============
Net assets consist of:
 Distributions in excess of net investment income ..........   $     (800,730)
 Net unrealized appreciation ...............................       21,202,195
 Accumulated net realized gain .............................        2,118,956
 Capital shares ............................................      186,574,765
                                                                 ------------
      Net assets, at value .................................     $209,095,186
                                                                 ============
 Net asset value per share
($209,095,186 / 20,462,600 shares outstanding) .............           $10.22
                                                                 ============
Investment income:
 Dividends .................................................      $   425,772
 Interest ..................................................        6,059,948
                                                                 ------------
     Total investment income ...............................        6,485,720
                                                                 ------------
Expenses:
 Management fees (Note 3) ..................................          470,015
 Transfer agent fees .......................................           39,816
 Custodian fees ............................................            1,979
 Reports to shareholders ...................................           29,017
 Professional fees .........................................           29,980
 Trustees' fees and expenses ...............................            6,410
 Exchange listing expenses .................................           32,340
 Other .....................................................           11,977
                                                                 ------------
     Total expenses ........................................          621,534
                                                                 ------------
      Net investment income ................................        5,864,186
                                                                 ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................       12,922,259
  Foreign currency transactions ............................           (2,190)
                                                                 ------------
      Net realized gain ....................................       12,920,069
 Net unrealized appreciation (depreciation) on:
  Investments ..............................................      (12,026,908)
  Translation of assets and liabilities
 denominated in foreign currencies .........................              424
                                                                 ------------
      Net unrealized depreciation ..........................      (12,026,484)
                                                                 ------------
Net realized and unrealized gain ...........................          893,585
                                                                 ------------
Net increase in net assets resulting from operations .......      $ 6,757,771
                                                                 ------------

                                                                                   1998                1997
                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                                      $    5,864,186      $  11,640,733
  Net realized gain (loss) from investments
and foreign currency transactions                                                12,920,069         (5,334,961)
  Net unrealized appreciation (depreciation)
 on investments and translation of
 assets and liabilities denominated in foreign currencies                       (12,026,484)        18,455,091
                                                                             ---------------------------------
     Net increase in net assets resulting from operations                         6,757,771         24,760,863
 Distributions to shareholders from:
  Net investment income                                                          (6,093,122)       (11,152,121)
  In excess of net investment income                                               (800,730)                --
                                                                             ---------------------------------
     Net increase (decrease) in net assets                                         (136,081)        13,608,742
Net assets:
 Beginning of period                                                            209,231,267        195,622,525
                                                                             ---------------------------------
 End of period                                                                 $209,095,186       $209,231,267
                                                                             =================================
Undistributed net investment income  (accumulated  distribution in excess of net investment income) included in net assets:
  End of period                                                              $     (800,730)   $       228,936
                                                                             =================================


Franklin Principal Maturity Trust
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Principal Maturity Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified, investment company. The Fund seeks to provide investors with high current income. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund base on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At May 31, 1998, all outstanding repurchase agreements had been entered into on May 29, 1998.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. Accounting Estimates

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

At May 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). During the period ended May 31, 1998, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Adviser, Inc. (Advisers), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense to the Fund. The Fund pays an investment management fee to Advisers of 0.45% per year of the average weekly net assets of the Fund.

4. INCOME TAXES

At November 30, 1997, the Fund had tax basis capital losses of $10,747,559 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:         2002...........    $   121,933
                                             2003...........      3,346,388
                                             2005...........      7,279,238
                                                                -----------
                                                                $10,747,559
                                                                ===========

4. INCOME TAXES (cont.)

At May 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $189,285,128 was as follows:

Unrealized appreciation .............................           $37,274,756
Unrealized depreciation .............................           (16,088,450)
                                                                -----------
Net unrealized appreciation .........................           $21,186,306
                                                                -----------

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchase and sales of securities (excluding short-term securities) for the period ended May 31, 1998 aggregated $4,975,000 and $58,813,288, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 18.48% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At May 31, 1998, the Fund held defaulted securities with a value aggregating $12,783,000 representing 6.11% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

7. OTHER CONSIDERATIONS

Franklin Advisers, Inc., as the Fund's manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, the manager serves on the credit committees for Harvard Industries, Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's manager has not nor does it intend to sell any of its holdings in these securities while in possession of this information.

8. SUBSEQUENT EVENTS

On June 5, 1998, shareholders approved the merger of the Fund into the Franklin Income Fund. The merger will be effective June 26,1998.




FRANKLIN PRINCIPAL MATURITY TRUST ANNUAL REPORT May 31, 1998


APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the portfolio composition of Principal Maturity Trust's investments based on total net assets as of 5/31/98.


Zero-Coupon Bonds ................................. 35.8%
Common Stocks ..................................... 20.9%
Corporate Bonds ................................... 14.2%
Preferred Stocks ..................................  2.3%
Foreign Government Bonds ..........................  0.3%
Cash and Equivalents............................... 26.5%